EXECUTION COPY

                               SECURITY AGREEMENT

     SECURITY AGREEMENT dated as of April 1, 1997, among SLM International, Inc., a Delaware corporation, #1 Apparel, Inc., a Delaware corporation, and Maska U.S., Inc., a Vermont corporation (collectively, the "Borrowers"),SLM Trademark Acquisition Corp., a Delaware corporation ("Acquisition"), #1 Apparel Canada Inc., a corporation under the Business Corporations Act (New Brunswick) ("Apparel"), Sport Maska Inc., a corporation under the Business Corporations Act (New Brunswick) ("Maska"), SLM Trademark Acquisition Canada Corporation/Corporation D'Acquisition De Marque De Commerce SLM Canada, a corporation under the Business Corporations Act (New Brunswick) ("TACC"; TACC, Acquisition, Apparel, Maska and the Borrowers are each sometimes referred to herein as a "Grantor" and collectively as the "Grantors") and The Chase Manhattan Bank, a New York banking corporation, as agent (the "Agent") for (i) the lenders (the "Lenders") referred to in the Credit Agreement dated as of the date hereof, among the Borrowers, the Lenders and the Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit. All capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement.

     The Agent and the Lenders have agreed to extend Credits to or for the account of the Borrowers pursuant to, and subject to the terms and conditions of, the Credit Agreement. The obligation of the Lenders to extend such Credits under the Credit Agreement is conditioned on the execution and delivery by the Grantors of a security agreement in the form hereof to secure the following (collectively, the "Secured Obligations"): all Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) the principal of and interest on the Loans (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a), and interest that, but for the filing of a petition in bankruptcy with respect to any Borrower, would accrue on such obligations, whether or not a claim is allowed against such Borrower for such interest in the related bankruptcy proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) Indebtedness at any time and from time to time under the Letters of Credit, (c) all obligations of the Grantors at any time and from time to time under this Agreement and (d) all other obligations of the Grantors and Guarantors at any time and from time to time under the Credit Agreement and the other Loan Documents).

     Accordingly, the Grantors and the Agent hereby agree as follows:

     1. Definitions of Terms Used Herein. As used herein, the following terms shall have the following meanings:



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     (a) "Accounts Receivable" shall mean (i) all of any Grantor's present and future accounts, general intangibles, chattel paper and instruments, as such terms are defined in the Uniform Commercial Code as in effect in the State of New York ("NYUCC"), (ii) all moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Agent from or for any Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the deposits (general or special) of any Grantor, balances, sums and credits with, and all of the Grantors' claims against the Agent at any time existing, (iii) all of any Grantor's right, title and interest, and all of any Grantor's rights, remedies, security and Liens, in, to and in respect of any accounts receivable, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to accounts receivable, deposits or other security for the obligation of any account debtor, and credit and other insurance, (iv) all of any Grantor's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, accounts receivable, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any account receivable, and all returned, reclaimed or repossessed goods, and (v) all claims, demands, loans and advances at any time existing, and all interest accrued or that may hereafter accrue thereon, of any Grantor against any other Grantor.

     (b) "Collateral" shall mean all (i) Accounts Receivable, (ii) Contract Rights, (iii) Documents, (iv) Equipment, (v) General Intangibles, (vi) Inventory, (vii) Proceeds, (viii) Investment Property, and (ix) Deposit Accounts, in each case, wherever located and whether now owned or hereafter acquired or existing.

     (c) "Contract Rights" shall mean all agreements to which any Grantor is a party, as each such agreement may be amended, supplemented or otherwise modified from time to time, including without limitation (i) all rights of such Grantor to receive moneys due under or pursuant to the Contract Rights, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Contract Rights, (iii) all claims of such Grantor for damages arising out of any breach of or default under the Contract Rights, and (iv) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Contract Rights, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, but excluding those license agreements between each of Maska U.S., Inc., #1 Apparel, Inc. and Maska with National Hockey League Enterprises, Inc., its Canadian counterpart and their affiliates.

     (d) "Deposit Accounts" shall mean all deposit accounts of any Grantor, including without limitation all deposit accounts maintained with Agent.



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     (e) "Documents" shall mean all instruments, files, records, ledger sheets, documents, computer programs, tapes, disks and related data processing software covering or relating to any of the Collateral.

     (f) "Equipment" shall mean all of the Grantors' machinery, equipment, vehicles, furniture and fixtures and all attachments, accessories and equipment now or hereafter owned or acquired in the Grantors' business or used in connection therewith, and all substitutions and replacements thereof, wherever located, whether now owned or hereafter acquired by any Grantor.

     (g) "General Intangibles" shall mean all of the Grantors' present and future general intangibles of every kind and description, including (without limitation) patents, patent applications, trade names and trademarks and the goodwill of the business symbolized thereby, national, provincial, Federal, state and local tax refund claims of all kinds.

     (h) "Inventory" shall mean all of the Grantors' right, title and interest in and to raw materials, work in process, finished goods and other goods and all other inventory (as such term is defined in the NYUCC), whether now owned or hereafter acquired, all wrapping, packaging, advertising and shipping materials, and any documents relating thereto and all negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title").

     (i) "Investment Property" shall mean all of the Grantors' right, title and interest in and to all present and future securities, security entitlements and securities accounts.

     (j) "Proceeds" shall mean any consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any other value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include, without limitation, all cash and negotiable instruments received or held by any of the Lenders pursuant to any lockbox or similar arrangement relating to the payment of Accounts Receivable.

            2. Security Interests. As security for the payment or performance, as the case may be, of the Secured Obligations, the Grantors hereby create and grant to the Agent, its successors and its assigns, for its own benefit and for the pro rata benefit of the Lenders, their successors and their assigns, a security interest in the Collateral (the "Security Interest"). Without limiting the foregoing, to the extent permitted by law, the Agent is hereby authorized to file one or more financing statements, continuation



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statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest, naming the Grantors as debtors and the Agent as secured party, without the signature of any Grantor.

     The Grantors agree at all times to keep in all material respects accurate and complete accounting records with respect to the Collateral, including, but not limited to, a record of all payments and Proceeds received.

     3. Further Assurances. Each Grantor jointly and severally agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents, mark conspicuously each item of chattel paper included in the Accounts Receivable, each agreement related thereto, and, at the request of the Agent, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Agent indicating that such Collateral is subject to the security interest granted hereby and take all such other actions as the Agent may from time to time reasonably request for the assuring and preserving of the Security Interest and the rights and remedies created hereby, including, without limitation, the payment of any reasonable fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Agent, accompanied by a note power undated and executed in blank in form and substance reasonably satisfactory to the Agent. Each Grantor agrees to notify the Agent prior to any change in its corporate name or in the location of its chief executive office, its chief place of business or the office where it keeps its records relating to the Accounts Receivable or any chattel paper evidencing the Accounts Receivable owned by it and the location of any other Collateral. Each Grantor agrees promptly to notify the Agent if any material portion of the Collateral is damaged or destroyed.

     4. Inspection and Verification. In accordance with Section 6.08 of the Credit Agreement, the Agent and any authorized representatives designated by the Agent shall have the right, upon reasonable notice (which may be telephonic), at all reasonable times and at Agent's expense where so provided in Section 6.08 of the Credit Agreement, to inspect the Collateral owned by such Grantor, all records related thereto (and to make extracts and copies from such records at Agent's expense where so provided in Section 6.08 of the Credit Agreement), and the premises upon which any such Collateral is located, to discuss such Grantor's affairs with the appropriate Financial Officer and such other officers as such Grantor shall deem appropriate and such Grantor's independent public accountants, as applicable, and to verify under reasonable procedures the validity, amount, quality, quantity, value, and condition of or any other matter relating to, such Collateral, including, in the case of Accounts Receivable or other Collateral in the possession of a third person, upon the occurrence



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and during the continuance of an Event of Default contacting account debtors and third persons possessing such Collateral. Subject to the provisions of Section
11.11 of the Credit Agreement, the Agent shall have the absolute right to share any information it gains from such inspection or verification with any or all of the Lenders.

     5. Taxes; Encumbrances. At its option, the Agent may discharge past due taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent a Grantor fails to do so as required by the Credit Agreement, and each Grantor agrees to reimburse the Agent on demand for any payment made or any expense incurred by it pursuant to the foregoing authorization; provided, however, that the Agent shall not discharge such taxes, liens, security interests or other encumbrances or pay for such maintenance or preservation prior to the occurrence and continuance of an Event of Default unless the Agent shall have requested the applicable Grantor to discharge such taxes, liens, security interest or other encumbrances or pay such amounts (to the extent required by this Agreement or the Credit Agreement) and such Grantor shall have failed or refused to do so within such period of time as shall have been specified by the Agent in such notice; and provided, further, that nothing in this Section 5 shall be interpreted as excusing a Grantor from the performance of any covenants or other promises with respect to taxes, liens, security interests or other encumbrances and maintenances as set forth herein or in the Credit Agreement.

     6. Assignment of Security Interest. If at any time a Grantor shall take and perfect a security interest in any property of an account debtor or any other person to secure payment and performance of an Account Receivable, such Grantor shall promptly assign such security interest to the Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the account debtor or other person granting the security interest.

     7. Representations and Warranties. Each Grantor represents and warrants to the Agent, as to itself and the Collateral owned by it , that:

     (a) Title and Authority. It has (i) rights in and good title to the Collateral in which it is granting a security interest hereunder and (ii) the requisite power and authority to grant to the Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

     (b) Filing. Fully executed Uniform Commercial Code financing statements containing a description of the Collateral shall have been, or shall be delivered to the Agent in a form such that they can be, filed of record in each applicable



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governmental, municipal or other office in every jurisdiction in which any portion of the Collateral is located as may be necessary to publish notice of and protect the validity of and to establish a valid, legal and perfected security interest in favor of the Agent, for the benefit of the Lenders, in respect of the Collateral in which a security interest may be perfected by filing a Uniform Commercial Code Financing Statement in the United States and its territories and possessions or any other jurisdictions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of Uniform Commercial Code continuation statements.

     (c) Validity of Security Interest. Except as otherwise permitted under the Credit Agreement, the Security Interest constitutes a valid, legal and, upon the filing of applicable UCC Financing Statements in the applicable jurisdictions, perfected first priority security interest in all of the Collateral in which a security interest may be perfected by filing a UCC Financing Statement in the United States for payment and performance of the Secured Obligations.

     (d) Information Regarding Names. It has disclosed in writing to the Agent any trade names used to identify it in its business or in the ownership of its properties.

     (e) Absence of Other Liens. The Collateral is owned by it free and clear of any Lien of any nature whatsoever, except as granted pursuant to this Agreement and as permitted by the Credit Agreement, and, except as provided by paragraph
(b) of this Section 7, no financing statement has been filed, under the Uniform Commercial Code as in effect in any state or otherwise, covering any Collateral except as indicated on Schedule 7.01 to the Credit Agreement.

     (f) Additional Representations for Accounts Receivable. The representations and warranties with respect to Receivables contained in Article X of the Credit Agreement are hereby incorporated herein in their entirety and shall be deemed made by each Grantor hereunder with respect to the Accounts Receivable of such Grantor.

     (g) Survival of Representations and Warranties. All representations and warranties of the Grantors contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 28.

     8. Records of Accounts Receivable; Physical Count of Inventory; Etc.. (a) Each Grantor will provide the Agent with such further schedules and/or information respecting each Account Receivable as the Agent may reasonably require.



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     (b) Each Grantor shall conduct a physical count of its Inventory not less than once each Fiscal Year and, upon the occurrence and during the continuance of an Event of Default, at such intervals as the Agent may reasonably request, and promptly supply the Agent with a copy of such counts accompanied by a report of the value (based on the lower of cost (on a FIFO basis) or market value) of such Inventory.

     (c) Each Grantor shall cause the Equipment to be maintained and preserved in good repair, working order and condition, reasonable wear and tear excepted, and shall from time to time make or cause to be made all needful and proper repairs, replacements and other improvements in connection therewith.

     (d) Each Grantor shall promptly upon the issuance and delivery to such Grantor of any Negotiable Document of Title (other than Inventory which, in the ordinary course of business, is in transit either (A) from a supplier to such Grantor, (B) between the locations specified in Schedule I hereto, or (C) to customers of such Grantor), deliver such Negotiable Document of Title to the Agent.

     (e) Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement.

     9. Supplemental Documentation. In connection with the execution and delivery of this Agreement, each Grantor shall furnish or cause to be furnished to the Agent on or prior to the Closing Date a certificate, substantially in the form of Annex A hereto, signed by a Responsible Officer of such Grantor dated the Closing Date, certifying that, as of the date of such certificate, all representations and warranties of such Grantor in Section 7 are true and correct and that such Grantor is in compliance with all conditions, agreements and covenants to be observed or performed hereunder.

     10. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral owned by it against all persons and to defend the Security Interest of the Agent in such Collateral, and the priority thereof, against any adverse Lien of any nature whatsoever except for Liens permitted pursuant to Section
7.01 of the Credit Agreement.

     11. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof, and shall indemnify and hold harmless the Agent, and the Lenders from any and all such liabilities.

     12. Use and Disposition of Collateral. Except as permitted by the Credit Agreement, no Grantor shall make or permit to be made any assignment, pledge



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or hypothecation of the Collateral, or grant any security interest in the
Collateral except for the Security Interest. No Grantor shall make or permit to be made any transfer of any Collateral, except Inventory in the ordinary course of business and as otherwise permitted by the Credit Agreement or the Pledge Agreement dated as of the date hereof among the Grantors and the Agent for the Lenders and for itself as issuer of the Letters of Credit (as amended, modified or supplemented from time to time in accordance with its terms), and each Grantor shall remain at all times in possession of the Collateral owned by it other than transfers to the Agent pursuant to the provisions hereof and as otherwise provided in this Agreement or the Credit Agreement. The Security Interest granted herein shall automatically terminate with respect to any item of Collateral that is permitted to be sold, transferred, disposed or pledged pursuant to this Section 12. Subject to Article IX of the Credit Agreement, the Agent shall promptly take such actions, and execute such releases, termination statements or other instruments as may be reasonably requested by the applicable Grantor to evidence the termination and release contemplated hereby.

     13. Limitation on Modifications of Accounts Receivable. No Grantor will, without the Agent's prior written consent, grant any extension of the time of payment of any of its Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, in whole or in part, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than extensions, credits, discounts, compromises, releases or settlements or releases granted or made in the ordinary course of business.

     14. Collections. The provisions of Article X of the Credit Agreement with respect to the collection of Receivables and the management of Collateral are hereby deemed incorporated herein in their entirety and shall be binding upon each of the Grantors with respect the Accounts Receivable of such Grantor as if set forth herein.

     15. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Agent on demand, and it is agreed that the Agent shall have the right to take any or all of the following actions at the same or different times: with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass (except for actual damage caused by the Agent's gross negligence or willful misconduct) to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under, and subject to its obligations contained in, the Uniform Commercial Code as in effect in any state or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on



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any securities exchange, for cash, upon credit or for future delivery as the
Agent shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the applicable Grantor, and such Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Agent shall give the applicable Grantor 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the NYUCC) of the Agent's intention to make any sale of such Grantor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 15, the Agent may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Agent may make payment on account thereof by using any claim then due and payable to the Agent or any Lender from such Grantor as a credit against the purchase price, and the Agent may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement, and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. Grantors, jointly and severally, shall remain liable for any deficiency. As an alternative to exercising the power of sale herein conferred upon it, the Agent may


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proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     Upon the occurrence and during the continuation of an Event of Default, the Agent may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from, any deposit accounts maintained with the Agent constituting part of the Collateral.

     16. Application of Proceeds. The proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Agent as follows:

     FIRST, to the Agent to reimburse the Agent for that portion of the payments, if any, made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit pursuant to Section 2.18 of the Credit Agreement, failed to pay its pro rata share thereof as required pursuant to such Section 2.18;

     SECOND, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Grantors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

     THIRD, to the Agent to be held as cash collateral to the extent of the undrawn amounts, if any, of outstanding Letters of Credit;

     FOURTH, pro rata to the payment in full of principal and interest in respect of any Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Loans made by them pursuant to the Credit Agreement);

     FIFTH, to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with the amounts of Secured Obligations owed to each Lender on the date of any such distribution); and

     SIXTH, to the Indenture Trustee for the Senior Secured Notes, to the appropriate Grantors, their successors and assigns, or to whosoever may be lawfully entitled to receive same or as a court of competent jurisdiction may otherwise direct.



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Upon any sale of the Collateral by the Agent (including, without limitation, pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

     17. Locations of Collateral; Place of Business. (a) Each Grantor hereby represents and warrants as to itself and the Collateral owned by it that all the Collateral is located at the locations listed on Schedule I hereto and that its federal employer identification number is as set forth on said Schedule. The Grantors agree not to establish, or permit to be established, any other location for Collateral unless all filings have been made under the Uniform Commercial Code or similar filings as in effect in any state or other jurisdiction or otherwise which are required for the Agent to continue to have a valid, legal and perfected first priority security interest in the Collateral in which a security interest may be perfected by such filing.

     (b) Each Grantor confirms that its chief executive office, other offices and the places where Inventory and Equipment are maintained are located as indicated on Schedule I hereto. Each Grantor agrees not to change, or permit to be changed, any such location unless all filings have been made under the Uniform Commercial Code or similar filings or otherwise for the Agent to continue to have a valid, legal and perfected first priority security interest in the Collateral in which a security interest may be perfected by such filing.

     18. Security Interest Absolute. All rights of the Agent hereunder, the Security Interest, and all obligations of the Grantors hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (iii) any exchange, release or nonperfection of any Lien on other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations, or
(iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Grantors, any of the Guarantors or any other obligor in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of the Secured Obligations and subject to
Section 28 hereof).

     19. No Waiver. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by



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the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Agent and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

     20. Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Agent the attorney-in-fact of such Grantor upon the occurrence and during the continuance of an Event of Default solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

     21. Agent's Fees and Expenses. The provisions of Section 11.04 of the Credit Agreement with respect to the reimbursement of fees and expenses and indemnification are hereby deemed incorporated herein in their entirety and shall be binding upon each of the Grantors as if set forth herein, and each Grantor, jointly and severally shall be obligated to, (x) upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent may incur in connection with (i) the administration of this Agreement,
(ii) the custody or preservation of, or the sale or other disposition of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof, and
(y) indemnify the Agent and the Lenders, in each case to the same extent set forth in Section 11.04 of the Credit Agreement. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

     22. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantors shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement, except as contemplated or permitted by this Agreement or the Credit Agreement.

     23. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING NEW YORK CONFLICTS PRINCIPLES).

     24. Notices. All communications and notices hereunder shall be in writing and shall be given (i) in the case of any Grantor incorporated under the laws of any state of the United States of America, in care of Maska U.S., Inc. at 77 Route 25, Pierson Industrial Park, Bradford, Vermont 05033 Attention: Russell David, Vice President-Finance (Telecopy No. (802) 222-5781), with a copy to Morgan Lewis & Bockius, LLP, 101 Park Avenue, New York, New York 10178-0060,
Attention: David W. Pollak, Esq. (Telecopy No. (212) 309-6273), (ii) in the case of any Grantor organized under the Business Corporations Act (New Brunswick), in care of SLM International, Inc. at 7405 Trans Canada Highway, Suite 300, St. Laurent, Quebec H4T 1Z2, Canada, Attention: Russell David, Vice President-Finance (Telecopy No. (514) 331-7061), with a copy to Morgan, Lewis & Bockius, LLP, 101 Park Avenue, New York, New York 10178- 0060, Attention: David
W. Pollak, Esq. (Telecopy No. (212) 309-6273), and (iii) in the case of any other person, as provided in the Credit Agreement.

     25. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

     26. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     27. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Grantors shall have been delivered to the Agent, and the Agent shall have executed this Agreement.

     28. Termination. This Agreement and the Security Interest shall terminate when (a) all the Secured Obligations have been fully and indefeasibly paid in cash, (b) the Lenders have no further commitment to make any Loans under the Credit Agreement, and (c) the Agent shall have no further obligation to issue any Letters of Credit, at which time the Agent shall execute and deliver to the Grantors all Uniform Commercial Code termination statements and similar documents which the Grantor shall reasonably request to evidence such termination; provided, however, that all indemnities of the Grantors contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.

                             SLM INTERNATIONAL, INC.

                                    By:______________________________
                                         Name:
                                         Title:

                                    #1 APPAREL, INC.

                                    By:______________________________
                                         Name:
                                         Title:

                                    MASKA U.S., INC.

                                    By:______________________________
                                         Name:
                                         Title:

                                    #1 APPAREL CANADA INC.

                                    By:______________________________
                                         Name:
                                         Title:

                                    SLM TRADEMARK ACQUISITION CORP.

                                    By:______________________________
                                         Name:
                                         Title:

                                    SLM TRADEMARK ACQUISITION CANADA
                                    CORPORATION

                                    CORPORATION D'ACQUISITION DE
                                    MARQUE DE COMMERCE SLM CANADA

                                    By:______________________________
                                         Name:
                                         Title:

                                    SPORT MASKA INC.

                                    By:______________________________
                                         Name:
                                         Title:

                                    THE CHASE MANHATTAN BANK, as Agent

                                    By:______________________________
                                         Name:
                                         Title: